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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-11 (No. 333-100126) of Behringer Harvard Short-Term Opportunity Fund I LP of our reports dated March 31, 2005 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Dallas, Texas
March 31, 2005